UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 2005


                               SE FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                  0-50684               57-1199010
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)            File Number)           Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania          19148
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant to Rule 425 under the  Securities  Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                               SE FINANCIAL CORP.
                    INFORMATION TO BE INCLUDED IN THE REPORT

                Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On September 2, 2005, the Registrant and its wholly-owned subsidiary, St. Edmond's Federal Savings Bank (the "Bank") entered into Management Severance Agreements with Chairman Marcy C. Panzer, President and Chief Executive Officer Pamela M. Cyr, Chief Operating Officer Christopher Jacobsen, and Chief Lending and Credit Officer Rick Miller.

         The agreements have terms of thirty-six months and provide for an annual extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board.

         If the individual's employment is terminated under certain circumstances relating to a change in control of the Bank, as detailed in the agreement, such individual will be paid an amount equal to 2.999 times his or her average annual aggregate taxable compensation for the most recently completed five calendar years, provided, however that any payments under the agreement will be reduced as may be necessary to not exceed the tax deductible limits under Section 280G of the Code.

         Such agreements also provide that upon an involuntary termination of employment, absent termination for just cause, such individuals will receive a severance payment equal to twelve months of pay at the then effective pay rate of his or her monthly base salary payable in installments at the regular pay intervals of the Bank. The current annual base salaries for these individuals are as follows: Ms. Panzer $50,000; Ms. Cyr $150,000; Mr. Jacobsen $125,000 and Mr. Miller $125,000.

         A form of the Management Severance Agreement is included with this Form 8-K as an exhibit.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit 10 - Form of Management Severance Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SE FINANCIAL CORP.


Date: September 2, 2005                By: /s/Pamela M. Cyr
                                           -------------------------------------
                                           Pamela M. Cyr
                                           President and Chief Executive Officer